Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 (AS ADOPTED

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002)

In connection with the quarterly report of First Responder Products Inc. (the “Company”) on Form 10-QSB for the quarter ended January 31, 2008  as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eric Johnson, the Chief Executive Officer of First Responder Products Inc., certify to my knowledge and in my capacity as an officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and,

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date: March 21, 2008

/s/ Eric Johnson
Eric Johnson Chief Executive Officer/President

The foregoing certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002.